UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 27, 2007


                            KEEWATIN WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)


         Nevada                      333-126580                Pending
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)


666 Burrard Street, Suite 617, Vancouver, B.C., Canada            V6C 2X8
     (Address of principal executive offices)                   (Postal Code)


       Registrant's telephone number, including area code: (604) 601-2070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR240.13e-4(c))
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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On July 27, 2007, we completed the sale of 1,075,000 shares of common stock in our capital stock for $1.20 each. These shares were sold to Vision Opportunity Master Fund, Ltd. pursuant to Rule 506 of Regulation D (as to 1,000,000 shares) and Mr. Richard Kullberg pursuant to Regulation S (as to 75,000 shares).

In connection with the financing, we paid finders' fees of 1,000,000 share purchase warrants to Vision Opportunity Master Fund, Ltd. and $126,750 to related parties.

Each warrant entitles the holder to acquire, until July 10, 2008, an additional share of common stock in our capital for $2.50. The warrant terms provide for a cashless exercise within 30 days of the expiry date if the shares issuable upon the exercise of the warrants have not been registered. We are not under any obligation to register the shares or the warrants issued in connection with the financing. We will use the proceeds of the financing to cover ongoing pre-development costs in connection with our proposed wind power development project located in southwestern Saskatchewan, as well as for general working capital.

REGULATION D COMPLIANCE

The shares of common stock and the share purchase warrants are being issued pursuant to Regulation D of the Securities Act of 1933. The certificates representing the common shares will bear a restrictive legend in accordance with Regulation D. In accordance with the requirements of Regulation D, we will file a report on Form D with the Securities & Exchange Commission disclosing certain information regarding the financing.

REGULATION S COMPLIANCE

The shares of common stock are being issued pursuant to Regulation S of the Securities Act of 1933. The certificates representing the common shares will bear a restrictive legend in accordance with Regulation S. In addition, we will comply with the following requirements of Regulation S:

     1.   the offers or sales were made in an offshore transaction;

     2.   we did not make any directed selling efforts in the United States;

     3. no offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

     4. the purchaser of the securities certified that he is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person;

     5. the purchaser of the securities has agreed to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from

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          registration; and has agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

     6. we are required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Following the filing of this current report on Form 8-K, we shall issue a press release detailing the material changes in our affairs indicated in this report. A copy of the press release regarding the foregoing is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A. Financial Statements - None

B. Exhibits - 99.1 News Release


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2007                   KEEWATIN WINDPOWER CORP.


                                      By: /s/ Chris Craddock
                                         ------------------------------
                                         Chris Craddock, President

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